GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Government Money Market Fund

(the “Fund”)

Supplement dated February 21, 2018 to the

Institutional and Service Shares Prospectuses (the “Prospectuses”) and Statement of Additional Information (“SAI”), each dated April 28, 2017

At its meeting held on February 15, 2018, the Board of Trustees of Goldman Sachs Variable Insurance Trust approved a reduction to the Fund’s contractual management fee rate, as outlined below.

Current Fee	Reduced Fee
0.205%	0.16%

Effective immediately, the Fund’s Prospectuses and SAI are revised as follows:

The following replaces in its entirety the “Annual Fund Operating Expenses” table and its related footnotes in the “Summary—Fees and Expenses of the Fund” section of the Institutional Shares Prospectus:

Government Money Market Fund
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees[1]	0.16%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.25%
Expense Limitation[2]	(0.07)%
Total Annual Fund Operating Expenses After Expense Limitation	0.18%

[1]	The Fund’s “Management Fees” have been restated to reflect current fees.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and, indemnification, and extraordinary expenses) equal on an annualized basis to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund’s “Total Annual Fund Operating Expenses After Expense Limitation” have been restated to reflect the expense limitation currently in effect.

The following replaces in its entirety the “Summary—Expense Example” section of the Institutional Shares Prospectus:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, the costs shown below would be higher.

This Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods (except that the Example incorporates the expense limitation arrangement for only the first year). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$18	$73	$134	$311

The following replaces in its entirety the “Annual Fund Operating Expenses” table and its related footnotes in the “Summary—Fees and Expenses of the Fund” section of the Service Shares Prospectus:

Government Money Market Fund
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees[1]	0.16%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.50%
Expense Limitation[2]	(0.07)%
Total Annual Fund Operating Expenses After Expense Limitation	0.43%

[1]	The Fund’s “Management Fees” have been restated to reflect current fees.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and, indemnification, and extraordinary expenses) equal on an annualized basis to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund’s “Total Annual Fund Operating Expenses After Expense Limitation” have been restated to reflect the expense limitation currently in effect.

The following replaces in its entirety the “Summary—Expense Example” section of the Service Shares Prospectus:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, the costs shown below would be higher.

This Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods (except that the Example incorporates the expense limitation arrangement for only the first year). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$44	$153	$273	$621

The following replaces the first three paragraphs of the “Service Providers—Management Fees and Other Expenses” section of the Prospectuses:

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

Fund	Contractual Management Fee Annual Rate	Actual Rate For the Fiscal Year Ended December 31, 2016*,**
Government Money Market	0.16%	0.16%

*	The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
**	Prior to February 16, 2018, the contractual management fee rate was 0.205% of the Fund’s average daily net assets.

The Investment Adviser may waive a portion of its management fees from time to time, and may discontinue or modify any such waiver in the future, consistent with the terms of any fee waiver arrangement in place. Due to the current low yield environment, the Investment Adviser may voluntarily waive a portion of its management fees, and these waivers may exceed what is stipulated in any fee waiver arrangement. These temporary waivers may be modified or terminated at any time at the option of the Investment Adviser, without shareholder approval.

The following replaces the row for the Fund in the contractual rate table and the related footnote in the “Management Service” section of the SAI:

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended December 31, 2016
Government Money Market Fund	0.16%	0.172%[4]

[4]	Effective February 16, 2018, the Board of Trustees approved a reduction to the contractual management fee rate for the Government Money Market Fund. Prior to February 16, 2018, the contractual management fee rate was 0.205% of the Fund’s average daily net assets, and the Investment Adviser had agreed to waive a portion of the management fee equal to 0.045% of the annual contractual rate applicable to the Fund’s average daily net assets. In the absence of this fee waiver, the effective management fee rate for the fiscal year ended December 31, 2016 for the Government Money Market Fund would have been equal to 0.21%.

This Supplement should be retained with your Prospectuses and SAI for future reference.

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